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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED: APRIL 29, 2003)

                             TEXAS PETROCHEMICALS LP
             (Exact name of registrant as specified in its charter)

                 TEXAS                                333-11569                             74-1778313
     (State or other jurisdiction                    (Commission                         (I.R.S. Employer
           of incorporation)                         File Number)                      Identification No.)

                           Three Riverway, Suite 1500
                              Houston, Texas 77056
          (Address of principal executive offices, including zip code)


                                  713-627-7474
              (Registrant's telephone number, including area code)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 29, 2003, Texas Petrochemicals LP issued a press release announcing the quarterly earnings for the period ended March 31, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99.1     Press release issued April 29, 2003.


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                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TEXAS PETROCHEMICALS LP

                                   By: TPC HOLDING CORP.,
                                       its General Partner

Date:  April 30, 2003                  By: /s/ CARL S. STUTTS
                                           ---------------------------------
                                           Carl S. Stutts
                                           President and Chief Executive Officer
                                           (Duly Authorized Officer)


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                                  EXHIBIT INDEX

Exhibit
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 99.1         Press release issued April 29, 2003.